                                                                   EXHIBIT 10.12


                     FIRST AMENDMENT TO EMPLOYMENT AGREEMENT


         THIS FIRST AMENDMENT TO EMPLOYMENT AGREEMENT ("Agreement") is made by and between SPACEDEV, INC., a Colorado corporation (the "Corporation"), and STUART E. SCHAFFER ("Employee"), effective June 11, 2002:

                                     PREFACE

         WHEREAS, the Corporation and the Employee desire to amend Schedule A to the Employment Agreement between the parties dated May 17, 2002 (the "Employment Agreement") to ensure compliance with 31 USCS 1352 and Title 48 of the Code of Federal Regulations, which prohibit the use of certain appropriated funds for payment of compensation;

         NOW THEREFORE, the Employment Agreement is amended as provided in this First Amendment to Employment Agreement.

                                   SCHEDULE A

         Schedule A to the Employment Agreement is hereby stricken in its entirety and amended to read as follows:

                                 "SPACEDEV, INC.
                          STUART SCHAFFER --SCHEDULE A

STARTING DATE:  May 20, 2002

POSITION:  VICE PRESIDENT PRODUCT DEVELOPMENT
POSITION OBJECTIVE:
Ensure SpaceDev's business success by planning, developing and leading product line, marketing and business strategies. Work with Program Management to provide product lifecycle management from conception through launch and roll-over, which optimizes revenue and gross margin. Assist CEO to develop and deliver evangelism for SpaceDev's long-term vision to both inside and external constituencies. RESPONSIBILITIES:
         o Work with CEO to draft and articulate SpaceDev's Strategic Plan and vision to both internal and external audiences.
         o In coordination with SpaceDev management, develop and document Business Plan, which lays the groundwork for long-term business success.
         o Document Product Roadmap for commercializable products, and work with Program and Senior Management to develop project priorities

         o Identify target markets, and size those opportunities, to sell SpaceDev's commercial product offering for long-term business growth.
         o Assist CEO with Business Development activities and contract acquisition; provided, however, that, as this provision relates to any contract with an agency of the Federal Government, such activities shall be limited to those set forth in 48 CFR 3.802(c).
         o Learn current inner workings of SpaceDev and assist with day-to-day business management.
         o Manage Staff and expenses within budget and management guidelines.
         o Identify, document and continuously improve key department and business processes.

SALARY PER ANNUM: $100,000 PLUS 1% OF NEW CONTRACT BUSINESS (EXCLUDING FUNDS RECEIVED FROM HARDWARE SUBSYSTEM PRODUCT SALES E.G. FLIGHT COMPUTER AND APPROPRIATED FEDERAL FUNDS TO THE EXTENT SUCH PAYMENT IS PROHIBITED BY 31 USCS SS.1352 AND TITLE 48 OF THE CODE OF FEDERAL REGULATIONS) PAYABLE UPON SPACEDEV'S RECEIPT OF SUCH FUNDS. PERFORMANCE AND SALARY REVIEW AT THE END OF FIRST SIX MONTHS WITH INTENTION TO INCREASE SALARY TO $120,000 UPON OUTSTANDING PERFORMANCE REVIEW.
SPACEDEV STOCK OPTIONS: Employee is eligible to participate in the SpaceDev's annual Incentive Stock Option Plan. Employee will also receive incentive stock options (defined in the Stock Option Plan) to purchase up to 450,000 SpaceDev common shares to be granted at the date of the signing of this agreement, and vesting during employment, over 60 months, as follows:
         ------------------- ------------------------ --------------------------
         STOCK OPTIONS       EXERCISE PRICE           VESTING
         ------------------- ------------------------ --------------------------
         45,000              FMV* at Grant Date       6 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        12 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        18 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        24 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        30 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        36 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        42 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        48 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        54 mos. after Grant Date
         ------------------- ------------------------ --------------------------
         45,000              FMV at Grant Date        60 mos. after Grant Date
         ------------------- ------------------------ --------------------------
          * Fair Market Value

VACATION DAYS PER ANNUM: 3 WEEKS (COMBINED VACATION & SICK LEAVE), 2 PERSONAL DAYS. TIME TAKEN OFF BEFORE THE NORMAL VACATION TIME ACCRUES WILL BE TREATED AS "LEAVE WITHOUT PAY."
MEDICAL/DENTAL/OTHER BENEFITS PLAN: Standard SpaceDev Plan per Employee
Handbook.

CHANGE OF CONTROL:
If, as a result of a Change in Control, Employee is either involuntarily terminated other than for Cause or resigns for Good Reason within the Election Window, as defined herein, the Company shall pay Employee the full amount of the accrued but unpaid salary earned through the date of termination, plus a cash payment for all unused vacation time which Employee may have accrued as of the date of termination. In addition, the Company shall pay Employee a severance allowance equal to six (6) months compensation at Employee's then current Base Salary less taxes and social security required to be withheld, payable semi-monthly pursuant to the payroll procedures regularly established by the Company, and shall maintain health benefits for Employee for a period of six (6) months following the date of termination. In addition, the Company shall provide six (6) months of executive outplacement starting on the date of termination. All stock options held by Employee as of the date of termination shall immediately vest as of that date and shall expire within ninety (90) days in accordance with their terms. If required by a successor company, Executive will not engage in any competitive activity for a period of one (1) year following a Change in Control.

For purposes of this provision, "Election Window" shall mean the thirty-day period beginning on the earlier of the date a Change in Control is publicly announced or the date a Change in Control takes effect. A Change in Control shall be deemed to have occurred if:

(A) The acquisition (other than from Company) by any person, entity or "group", within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, any employee benefit plan of Company or its subsidiaries which acquires beneficial ownership of voting securities of Company) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of Company's then outstanding voting securities entitled to vote generally in the election of directors; or

(B) The failure for any reason of individuals who constitute the Incumbent Board to continue to constitute at least a majority of the Board; or

(C) Approval by the stockholders of Company of a reorganization, merger, consolidation, in each case, with respect to which the shares of Company voting stock outstanding immediately prior to such reorganization, merger or consolidation do not constitute or become exchanged for or converted into more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, or a liquidation or dissolution of Company or of the sale of all or substantially all of the assets of Company.

"Good Reason" shall mean a resignation of your employment during the Term as a result of any of the following: (i) a meaningful and detrimental alteration in your position, titles, responsibilities or reporting responsibilities from that contemplated under this Agreement; provided, however, that a change in your position, titles, responsibilities or reporting responsibilities as a result of or in connection with a Change in Control shall not constitute an event of Good Reason for purposes of this Agreement; (ii) the failure of the Company to obtain an agreement reasonably satisfactory to you from any successor to assume and agree to perform this Agreement; or (iii) the significant reduction by the Company in your annual rate of Base Salary; or (iv) relocation of the principal place of employment of Employee by a distance greater than thirty-five (35) miles from the current headquarters of the Company."

         All of the other provisions of the Employment Agreement shall remain in effect without amendment.

         IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

                                                     THE COMPANY:

                                                     SPACEDEV, INC.


                                                     By:  /s/ James W. Benson
                                                         -----------------------
                                                          James W. Benson, CEO


                                                     EMPLOYEE


                                                     /s/ Stuart E. Schaffer
                                                     ---------------------------
                                                     Stuart E. Schaffer